The Avalon Capital
                        Appreciation Fund

                  A Series of The Avalon Fund
                        of Maryland, Inc.
                       1350 Highland Drive
                            Suite A
                       Ann Arbor, MI 48108
                         1-877-228-2566

                         -------------
                         ANNUAL REPORT
                         -------------

                      September 30, 2000


November 1, 2000

Dear Shareholders:

We are pleased to provide the Avalon Capital Appreciation Fund annual report, which covers the twelve-month period ended September 30, 2000.

The Fund's total return was an increase of 55.20%*, without effect of the front-end sales charge, versus an increase of 23.39% for the Russell 2000 Index**.

During our second year of fund operation, assets have grown to $7,165,808. The Distributor, Questar Capital Corporation, has established a sales force of 250 licensed representatives to offer shares in the Fund to investors. In addition, we have selling agreements with several other broker-dealers in order to increase the distribution of the Fund. The Fund is registered in nineteen states: AZ, CA, CO, DC, FL, GA, IN, KS, KY, MI, NC, NJ, NV, NY, OH, SD, SC, TN, WY.

The Fund's objective is to achieve long term growth through capital appreciation. The portfolio will seek long-term capital growth by investing mainly in stocks of small-to-mid capitalization companies which have the potential to rise in price. Navellier Management Company is currently the sub-advisor of the Fund.

Led by technology, stocks declined in September, as investors expressed concern over several factors: high fuel prices; the Euro's continuing decline against the dollar; and possible earnings disappointments by some rapidly growing companies.

The market appears to be very concerned about earnings visibility given the outlook for slowing economic conditions. There have also been signs of "cracks" in the technology sector, especially in telecommunications-related spending. We believe it is unlikely that there will be many upside earnings surprises in the fourth quarter of 2000, but the market may rally simply based on belief that the Fed is done raising interest rates. Most stocks reflect more caution than they did one quarter ago, and we think that's a healthy sign.

If you have any questions about your account, or need additional information, please call shareholder services at 1-877-228-2566. If you have any questions or comments about the Fund and would like to speak to me personally, please call 1-800-568-7526. It will be our pleasure to assist you.

Sincerely,

/S/ ROBERT BOONE

Robert E. Boone, President

 * 47.82% is the load adjusted return reflecting the 4.75% front-end sales charge.

** Russell 2000 returns are calculated with reinvested dividends and assume no transaction costs.

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


PORTFOLIO MANAGER'S DISCUSSION OF FUND'S PERFORMANCE

The Fund

The Avalon Fund generated a total return of 55.20% for its fiscal year ended September 30, 2000 as compared to the Russell 2000 index, which was up 22.02% during the same period. The Fund showed strong upside in the month of August as it rose 18.07%.

The primary reason that the Fund has done so well compared to the overall stock market this year is due to the tremendous rallies that our stocks exhibited in February, May and August. Even though the stock market reacted negatively to recent earnings warnings from several flagship stocks, the stocks we favor have not been hit as hard.

Current Strategy

There were considerable changes to the portfolio over the year as our quantitative stock selection screens continued to find the most attractive stocks in the small and mid cap growth arena.

Currently, the most important fundamental stock selection variable in our model is positive analyst earnings estimate revisions. This is not surprising because the top 10% of stocks with positive earnings estimate changes have had spectacular performance. The next most important variable remains strong operating growth, which favors those companies that have expanding operating margins and have not manufactured earnings through acquisitions. Another important fundamental stock selection criterion is strong earnings momentum, which favors stocks with accelerating earnings growth. Finding stocks with accelerating earnings is becoming increasingly difficult, because corporate earnings are starting to decelerate slightly, from the over 20% annual pace set during the past four quarters. However, we remain optimistic that the market will recover from its current earnings driven malaise and finish the year with positive returns.

Sincerely,

/S/ JOHN H. GAKENHEIMER

John H. Gakenheimer
Chief Operating Officer
Questar Capital Corporation


The Avalon Capital Appreciation Fund
------------------------------------------------------------------------
PERFORMANCE UPDATE -- $10,000 INVESTMENT
For the period from October 2, 1998 (commencement of operations) to September 30, 2000

[GRAPHIC OMITTED: PERFORMANCE UPDATE -- $10,000 INVESTMENT]

              The Avalon Capital     Russell
              Appreciation Fund       2000
 10/2/98            9,525            10,000
 3/31/99            9,582            11,360
 6/30/99           10,973            13,075
 9/30/99           11,459            12,207
12/31/99           16,688            14,420
 3/31/00           19,869            15,401
 6/30/00           17,002            14,776
 9/30/00           17,783            14,895

This graph depicts the performance of the Avalon Capital Appreciation Fund versus the Russell 2000 Index. It is important to note that the Avalon Capital Appreciation Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

         Average Annual Total Return
         Commencement of operations
               through 9/30/00
--------------------------------------------
Avalon Capital Appreciation     Russell 2000
            Fund                    Index
--------------------------------------------
with sales    without sales
  charge          charge

  33.35%          36.64%            22.04%

(bullet) This graph assumes an initial $10,000 investment on October 2, 1998. All dividends and distributions are reinvested.

(bullet) At September 30, 2000, the Fund would have grown to $17,783 with the front end sales charge ($18,670 without the front end sales charge) since inception October 2, 1998.

(bullet) At September 30, 2000, a similar investment in the Russell 2000 Index would have grown to $14,895, average annual total return of 22.04% since October 2, 1998.




Avalon Capital Appreciation Fund
-----------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
September 30, 2000

                                                              Shares            Value
                                                           ------------      ------------
COMMON STOCK -- 92.81%
Commercial Services -- 1.57%
Plexus Corp.*                                                     1,600      $    112,800
                                                                             ------------

Computer Services and Software -- 22.77%
Adobe Systems, Inc.                                               1,800           279,450
Art Technology Group, Inc.*                                       1,500           142,125
Emulex Corp.*                                                     1,800           220,500
i2 Technologies, Inc.*                                            1,550           289,947
Macrovision Corp.*                                                2,500           202,500
Mercury Interactive Corp.*                                        2,700           423,225
Oak Technology, Inc.*                                             2,700            73,912
                                                                             ------------
                                                                                1,631,659
                                                                             ------------

Consulting Services -- 2.28%
Diamond Technology Partners, Inc.*                                2,200           163,350
                                                                             ------------

Electronics and Electrical Equipment -- 24.31%
Applied Micro Circuits Corp.*                                     2,090           432,761
C & D Technologies, Inc.                                          1,600            90,800
International Rectifier Corp.*                                    2,400           121,350
Kemet Corp.*                                                      4,800           132,600
Kopin Corp.*                                                      3,600            64,800
Power-One, Inc.*                                                  3,000           181,547
Silicon Storage Technology, Inc.*                                 6,600           179,437
Technitrol, Inc.                                                    750            75,750
TriQuint Semiconductor, Inc.*                                     6,800           247,775
Varian, Inc.*                                                     1,600            68,900
Vishay Intertechnology, Inc.*                                     4,750           146,062
                                                                             ------------
                                                                                1,741,782
                                                                             ------------

Health Care -- 10.72%
Celgene Corp.*                                                    2,250           133,875
Ivax Corp.*                                                       3,200           147,200
Medimmune, Inc.*                                                  4,520           349,170
Quest Diagnostics, Inc.*                                          1,200           137,700
                                                                             ------------
                                                                                  767,945
                                                                             ------------

Medical Supplies and Devices -- 3.84%
Cytyc Corp.*                                                      3,000           129,375
Techne Corp.*                                                     1,300           145,600
                                                                             ------------
                                                                                  274,975
                                                                             ------------

Oil & Gas -- 3.21%
BJ Services Co.*                                                  2,300           140,588
Triton Energy Ltd.*                                               2,300            89,700
                                                                             ------------
                                                                                  230,288
                                                                             ------------

Pharmaceutical -- 7.53%
Aurora Biosciences Corp.*                                         1,200            81,600
Curagen Corp.*                                                    1,600            85,250
Protein Design Labs, Inc.*                                        1,200           144,600
Vertex Pharmaceuticals, Inc.*                                     2,700           228,150
                                                                             ------------
                                                                                  539,600
                                                                             ------------

Retail -- 3.68%
Best Buy Co.*                                                        25             1,591
CDW Computer Center, Inc.*                                        3,800           262,200
                                                                             ------------
                                                                                  263,791
                                                                             ------------

Telecommunications -- 9.67%
Digital Lightwave, Inc.*                                          1,600           116,200
Newport Corp.                                                     1,550           246,862
Scientific-Atlanta, Inc.                                          3,000           190,875
Tollgrade Communications, Inc.*                                   1,000           138,812
                                                                             ------------
                                                                                  692,749
                                                                             ------------

Wireless Equipment -- 3.23%
Powerwave Technologies, Inc.*                                     6,100           231,610
                                                                             ------------
Total Common Stock (Cost $5,753,637)                                            6,650,549
                                                                             ------------

SHORT-TERM INVESTMENTS -- 6.44%
Evergreen Money Market Trust CL Y, 6.18% (Cost $461,615)        461,615           461,615
                                                                             ------------
Total Investments (Cost $6,215,252)                                             7,112,164
                                                                             ------------
Other Assets in Excess of Liabilities, Net -- 0.75%                                53,644
                                                                             ------------
NET ASSETS -- 100.00%                                                        $  7,165,808
                                                                             ============

* Non-income producing investment.


See notes to financial statements.



The Avalon Capital Appreciation Fund
-----------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000

ASSETS:
Investments, at market (identified cost $6,215,252)                          $  7,112,164
Receivables:
Dividends and interest                                                              2,814
Fund shares sold                                                                   19,050
Investment securities sold                                                         51,133
                                                                             ------------
Total assets                                                                    7,185,161
                                                                             ------------
LIABILITIES:
Payables:
Accrued distribution fees                                                           5,687
Due to advisor                                                                     10,734
Other liabilities                                                                   2,932
                                                                             ------------
Total liabilities                                                                  19,353
                                                                             ------------
NET ASSETS                                                                   $  7,165,808
                                                                             ============
NET ASSETS CONSIST OF:

Paid-in capital                                                              $  6,208,512
Accumulated realized gain on investments                                           60,384
Net unrealized gain on investments                                                896,912
                                                                             ------------
Net Assets (100,000,000 of $.001 par beneficial interest authorized;
383,796 shares outstanding)                                                  $  7,165,808
                                                                             ============
Net Asset Value and redemption price per share                               $      18.67
                                                                             ============
Offering price per share ($18.67 (divided by) 0.9525)                        $      19.60
                                                                             ============


See notes to financial statements.



The Avalon Capital Appreciation Fund
-----------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest                                                                     $     23,378
Dividends                                                                           1,114
Other income                                                                          588
                                                                             ------------
Total investment income                                                            25,080
                                                                             ------------
EXPENSES:
Investment advisory fees                                                           22,420
Distribution fees                                                                  44,841
Service fee                                                                        65,019
                                                                             ------------
Total expenses                                                                    132,280
                                                                             ------------
Net investment loss                                                              (107,200)
                                                                             ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                   60,384
Net change in unrealized appreciation on investments                              767,079
                                                                             ------------
                                                                                  827,463
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $    720,263
                                                                             ============


See notes to financial statements.



The Avalon Capital Appreciation Fund
-----------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                            For the Year   For the Period
                                                                Ended          Ended
                                                            September 30,   September 30,
                                                                 2000          1999*
                                                            ------------   --------------
INCREASE IN NET ASSETS
Operations:
Net investment loss                                         $   (107,200)    $     (7,917)
Net realized gain on investments                                  60,384            1,636
Net change in unrealized appreciation on investments             767,079          129,833
                                                            ------------     ------------
Net increase in net assets resulting from operations             720,263          123,552
                                                            ------------     ------------

Increase in net assets from Fund share transactions            5,319,944        1,002,049
                                                            ------------     ------------
Increase in net assets                                         6,040,207        1,125,601

NET ASSETS:
Beginning of period                                            1,125,601                -
                                                            ------------     ------------
End of period                                               $  7,165,808     $  1,125,601
                                                            ============     ============

* The Avalon Capital Appreciation Fund commenced operations on October 2, 1998.


See notes to financial statements.



The Avalon Capital Appreciation Fund
-----------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout Each Period)

                                                            For the Year   For the Period
                                                                Ended          Ended
                                                            September 30,   September 30,
                                                                 2000          1999*
                                                            ------------   --------------
Net Asset Value, Beginning of Period                        $      12.03     $      10.00
                                                            ------------     ------------

Investment Operations:
Net investment loss                                                (0.44)           (0.17)
Net realized and unrealized gain on investments                     7.08             2.20
                                                            ------------     ------------
Total from investment operations                                    6.64             2.03
                                                            ------------     ------------
Net Asset Value, End of Period                              $      18.67     $      12.03
                                                            ------------     ------------
Total Return                                                       55.20%           20.30%

Ratios/Supplemental Data
Net assets, end of period (in 000's)                        $      7,166     $      1,126
Ratio of expenses to average net assets:
Before expense reimbursement                                        2.95%            2.95%(1)
After expense reimbursement                                         2.95%            2.54%(1)
Ratio of net investment income (loss) to average
net assets:
Before expense reimbursement                                       (2.39)%          (1.94)%(1)
After expense reimbursement                                        (2.39)%          (1.53)%(1)
Portfolio turnover rate                                            97.95%          183.71%

(1) Annualized
* The Avalon Capital Appreciation Fund commenced operations on October 2, 1998.
Per share data has been calculated based on the average daily number of shares outstanding throughout each period.


See notes to financial statements.


The Avalon Capital Appreciation Fund
------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Avalon Fund of Maryland, Inc. (the "Company") was incorporated under the laws of the state of Maryland on March 17, 1998, and consists solely of The Avalon Capital Appreciation Fund (the "Fund"). The Company is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is growth of capital. The Fund became effective with the SEC on October 1, 1998 and commenced operations on October 2, 1998.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Questar Capital Corporation (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund.

a)Investment Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b)Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c)Distributions to Shareholders -- Dividends from net investment income and distributions of of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d)Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e)Other -- Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions on a first in-first out basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting defferences relating to shareholder distributions be reclassified to net realized gains or paid-in capital.

2. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund for the year ended September 30, 2000 were as follows:
                                     Shares                    Amount
                                --------------            --------------
Sold                                   307,431            $    5,624,135
Redeemed                               (17,166)                 (304,191)
                                --------------            --------------
Net Increase                           290,265            $    5,319,944
                                ==============            ==============

Transactions in shares of the Fund for the year ended September 30, 1999 were as follows:
                                     Shares                    Amount
                                --------------            --------------
Sold                                    94,838            $    1,015,836
Redeemed                                (1,307)                  (13,787)
                                --------------            --------------
Net Increase                            93,531            $    1,002,049
                                ==============            ==============

3. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended September 30, 2000, were as follows:

Purchases                       $    8,721,808
Sales                                3,859,759

At September 30, 2000, unrealized appreciation of investments for tax purposes was composed of:

Appreciation                    $    1,385,828
Depreciation                          (488,916)
                                --------------
Net appreciation on investments $      896,912
                                ==============

At September 30, 2000, the cost of investments for federal income tax purposes was $6,215,252.

4. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into a Management Agreement with Questar Capital Corporation (the "Advisor") to provide investment management services to the Fund. Under the terms of the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, equal to 0.50% of average net asset value of the Fund. For the year ended September 30, 2000, the advisor received advisory fees of $22,420.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.45% as applied to the Fund's daily net assets. For the year ended September 30, 2000, the advisor received Servicing Agreement fees of $65,019.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and recordkeeping services.

The Fund has entered into a Distribution Agreement with the Advisor to provide distribution services as underwriter/distributor of the Fund. For the year ended September 30, 2000, Questar Capital Corporation, the Fund's underwriter, received $236,529 from commissions earned on sales of shares of the Fund. The total amount was retained by the underwriter.

A separate plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for the Fund. The plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.75% of the Funds average daily net assets (1/12 of 0.75% monthly) to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Funds shares. The distribution plan also allows for a fee of up to 0.25% of average daily net assets, to be paid to persons or institutions for providing certain servicing functions to prospective and existing shareholders. For the year ended September 30, 2000, Questar Capital Corporation received 12b-1 fees of $44,841.

Certain directors and officers of the Advisor are directors, officers or shareholders of the Fund.


The Avalon Capital Appreciation Fund
------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
The Avalon Capital Appreciation Fund

We have audited the accompanying statement of assets and liabilities of The Avalon Capital Appreciation Fund, including the schedule of portfolio investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended, and for the period from October 2, 1998 to September 30, 1999 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of September 30, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Avalon Capital Appreciation Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended, and for the period from October 2, 1998 to September 30, 1999 in the period then ended, in conformity with generally accepted accounting principles.

/S/ MCCURDY & ASSOCIATES CPA'S, INC.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
October 20, 2000

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The Avalon Capital Appreciation Fund

INVESTMENT ADVISOR
Questar Capital Corporation
1350 Highland Drive
Suite A
Ann Arbor, MI 48108

ADMINISTRATOR & TRANSFER AGENT
Declaration Service Company
P.O. Box 844
Conshohocken, PA 19428

DISTRIBUTOR
Questar Capital Corporation
1350 Highland Drive
Suite A
Ann Arbor, MI 48108

CUSTODIAN BANK
First Union National Bank
1339 Chestnut Street
Philadelphia, PA 19107

INDEPENDENT ACCOUNTANTS
McCurdy & Associates CPA's Inc.
27955 Clemens Road
Westlake, OH 44145